EXHIBIT 4.12

                               PURCHASE AGREEMENT

                                 BY AND BETWEEN

                               HALO RESOURCES LTD.
                                       AND
                   ENDOWMENT LAKES (2002) LIMITED PARTNERSHIP

                                      DATED

                                DECEMBER 3, 2006



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                                                                           FINAL


                               PURCHASE AGREEMENT


                  This Agreement is made as of December 3, 2006.

BETWEEN:

                  ENDOWMENT LAKES (2002) LIMITED PARTNERSHIP, a limited partnership formed under the laws of the province of Manitoba

                  (hereinafter referred to as the "VENDOR")


                  - and -


                  HALO RESOURCES LTD.,
                  a corporation incorporated under the laws of the province of British Columbia

                  (hereinafter referred to as the "PURCHASER")



                  WHEREAS the Vendor is the legal and beneficial owner of an undivided 100% interest in and to the unpatented mining claims described in Schedule "A" attached hereto (the "PROPERTIES");

                  AND WHEREAS the Parties entered into a letter of intent, dated November 3, 2006 (the "LETTER OF INTENT"), whereby the Vendor agreed to sell to the Purchaser and Purchaser has agreed to purchase from the Vendor, all of the Vendor's right, title and interest in and to the Properties;

                  AND WHEREAS the Parties wish to formalize the terms of the Letter of Intent by entering into this Agreement;

                  NOW THEREFORE IN CONSIDERATION of the premises and the mutual covenants in this Agreement, and of other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each Party), the Parties agree as follows:

                                    ARTICLE 1
                                 INTERPRETATION

1.1               DEFINITIONS

                  In this Agreement and the Schedules attached hereto, the following terms shall have the following meanings:


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                  "AGREEMENT"  means this  purchase  agreement  and all attached schedules, as supplemented, amended, restated or replaced from time to time in accordance with the terms hereof;

                  "APPLICABLE LAW" means any federal, provincial or municipal statute, law, ordinance, rule, regulation, restriction, regulatory policy or guideline, by-law (zoning or otherwise) or order that applies to the Parties or to the Properties and includes the applicable by-laws or rules of any stock exchange or securities commission having jurisdiction;

                  "APPROVALS" means any and all approvals, authorizations, consents or other orders of any Government Authority or any third party, including any stock exchange or securities commission having jurisdiction;

                  "BUSINESS DAY" means any calendar day other than a Saturday or Sunday or any day that is a statutory or civic holiday in Manitoba;

                  "CASH CONSIDERATION" has the meaning ascribed to such term in subsection 2.2(a)(i) hereof;

                  "CLOSING"   means  the  completion  of  the  sale,   transfer,
                  assignment and/or conveyance to and the purchase by the Purchaser of the Properties from the Vendor in accordance with the terms of this Agreement;

                  "CLOSING DATE" means January 12, 2007 or such other date as the Parties may mutually agree in writing;

                  "CLOSING DOCUMENT" means any document required to be delivered at the Closing Time pursuant to this Agreement, which shall include, without limitation, such officers' certificates and instruments of conveyance as may be prescribed by this Agreement or as are customary in transactions of the nature contemplated herein, and such other documents as the Parties may reasonably deem to be necessary or advisable;

                  "CLOSING TIME" means 2:00 p.m. on the Closing Date, or such other time and date as the Parties agree in writing that the Closing shall take place;

                  "ENCUMBRANCE" means any encumbrance, security interest, mortgage, lien, hypothec, pledge, assignment, charge, or right, title or interest affecting the Properties or the title thereto;

                  "ENVIRONMENTAL LIABILITIES" means any and all actions, demands, claims, debts, costs, liabilities, damages, duties, obligations, penalties, fines and charges of any nature imposed, issued, rendered or arising under or pursuant to common law or any past, present or future statute, regulation, by-law or other law, or any permit, licence, certificate, approval, order, directive or other authorization of any Governmental Authority in respect of or pertaining to the impairment or contamination of the natural environment, the undertaking of mineral resource exploration, development,

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                  extraction or processing  operations and the  decommissioning, abandonment or closure of such operations or any matter ancillary to all of the above including, without limitation, the abatement, reclamation, rehabilitation, remediation and restoration of mining properties and assets and the natural environment;

                  "GOVERNMENTAL AUTHORITY" means any Canadian federal, provincial or municipal government including any governmental agency, department, ministry, authority, tribunal, commission or official, stock exchange or securities commission having jurisdiction;

                  "INCLUDING" means "INCLUDING WITHOUT LIMITATION" and shall not be construed to limit any general statement which it follows to the specific or similar items or matters immediately following it;

                  "LETTER OF INTENT" has the meaning ascribed to such term in the second recital of this Agreement;

                  "LOSS" in respect of any matter includes any and all costs, expenses, penalties, fines, losses, damages, liabilities and deficiencies (including, without limitation, all amounts paid in settlement, all interest and penalties and all reasonable legal and other professional fees and disbursements, including those incurred in defending any claim) arising directly or indirectly as a consequence of such matter;

                  "MINERALS" means all marketable metal bearing material in whatever form or state that is mined, extracted, removed, produced or otherwise recovered and sold from the Properties after commencement of commercial production from the Properties.

                  "PARTIES" means the parties to this agreement collectively, and "PARTY" means either of them;

                  "PERSON" shall be broadly interpreted and includes an individual, body corporate, partnership, unincorporated joint venture, trust, association, unincorporated organization, any Governmental Authority or any other entity recognized by law;

                  "PROPERTIES" has the meaning ascribed to such term in the first recital of this Agreement;

                  "PURCHASE PRICE" means the consideration to be paid, granted or given by the Purchaser to the Vendor for the Properties as provided in section 2.2; and

                  "ROYALTY" has the meaning  ascribed to such term in subsection
                   2.2(c) hereof.

                  "ROYALTY AGREEMENT" has the meaning ascribed to such term in subsection 2.2(c) hereof;

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1.2               HEADINGS

                  The division of this Agreement into articles, sections, subsections and schedules and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. The article, section, subsection and schedule headings in this Agreement are not intended to be full or precise descriptions of the text to which they refer and are not to be considered part of this Agreement. All uses of the words "hereto", "herein", "hereof", "hereby" and "hereunder" and similar expressions refer to this Agreement and not to any particular section or portion of it.

1.3               NUMBER AND GENDER

                  In this Agreement, words in the singular include the plural and vice-versa and words in one gender include all genders.

1.4               ENTIRE AGREEMENT

                  This Agreement, together with the Closing Documents, constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes all prior agreements, negotiations, discussions and understandings, written or oral, between the Parties, including the Letter of Intent. Except as may be specifically set forth in this Agreement, there are no representations, warranties, conditions, (including any representation, warranty or condition of merchantability or fitness for a particular purpose), or other agreements or acknowledgments, whether direct or collateral, express or implied, that form part of or affect this Agreement, or which induced any Party to enter into this Agreement or on which reliance is placed by any Party.

1.5              AMENDMENT

                  This Agreement may be amended, modified or supplemented only by a written agreement signed by both Parties.

1.6               WAIVER OF RIGHTS

                  Any waiver of, or consent to depart from, the requirements of any provision of this Agreement shall be effective only if it is in writing and signed by the Party giving it, and only in the specific instance and for the specific purpose for which it has been given. No failure on the part of any Party to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver of such right, except as shall be specified herein. No single or partial exercise of any such right shall preclude any other or further exercise of such right or the exercise of any other right.


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1.7               SCHEDULES

                  The following Schedules form part of this Agreement:

                      SCHEDULE       DESCRIPTION OF SCHEDULE
                          A          List of Properties
                          B          Form of Royalty Agreement

1.8               APPLICABLE LAW

                  This Agreement shall be governed by and interpreted and enforced in accordance with the laws of the Province of Manitoba and the federal laws of Canada applicable therein. Each Party irrevocably submits and attorns to the jurisdiction of the courts of Manitoba with respect to any matter arising hereunder or related hereto.

1.9               CURRENCY

                  All statements of or references to dollar amounts in this Agreement are to lawful money of Canada.

1.10              PERFORMANCE ON HOLIDAYS

                  If any action is required to be taken pursuant to this Agreement on or by a specified date that is not a Business Day, then such action shall be valid if taken on or by the next succeeding Business Day.



                                    ARTICLE 2
                             ASSET PURCHASE AND SALE

2.1               PURCHASE AND SALE

                  Subject to the terms and conditions hereof, the Vendor hereby agrees to sell, transfer, assign and convey to the Purchaser, and the Purchaser hereby agrees to purchase and acquire, all of the Vendor's right, title and interest in and to the Properties.

2.2               PURCHASE PRICE

         (a) The aggregate purchase price payable by the Purchaser to the Vendor for the Properties shall consist of:

                  (i) the payment of $90,000 (the "CASH CONSIDERATION") in accordance with Section 2.2(b) hereof;


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                  (ii)     the  issuance  by  the  Purchaser  to the  Vendor  of
                           160,000 common shares in the share capital of the Purchaser. The issuance of such shares shall be at a per share value equal to the fifteen day volume weighted average price of the Purchaser's common shares at the end of trading for the fifteen trading days immediately prior to the date of such issuance; and

                  (iii) the grant of the Royalty by the Purchaser to and in favour of the Vendor.

         (b) The Cash Consideration is payable by the Purchaser by bank draft or wire transfer on the Closing Date as directed by the Vendor in writing.

         (c) At the Closing Time the Vendor and the Purchaser shall enter into a net smelter returns royalty agreement (the "ROYALTY AGREEMENT") in the form attached hereto as Schedule "B", pursuant to which the Purchaser will issue and grant to the Vendor a 1% net smelter returns royalty calculated and payable in accordance with the Royalty Agreement (the "ROYALTY") on the Purchaser's share of Net Smelter Returns (as defined in the Royalty Agreement) derived from production from the Properties following commencement of commercial production from the Properties. All Royalty payments will be payable in cash only. The Purchaser will be under no obligation whatsoever to place the Properties into commercial production and, if the Properties are placed into commercial production by the Purchaser, the Purchaser will have the right at any time to curtail, suspend or terminate such commercial production as the Purchaser in its sole discretion deems advisable. At the option of the Purchaser, which option may be exercised at any time by the Purchaser by notice in writing to the Vendor, the Purchaser may acquire the rights under the Royalty Agreement to one half of the Royalty for a purchase price of $500,000.00 so that the Royalty interest of the Vendor thereafter shall be 0.5% of Net Smelter Returns.

2.3               TAXES

                  The Purchaser shall pay directly to or make the appropriate filings with the appropriate taxing authorities in respect of any sales or transfer taxes (including land transfer taxes), registration charges and transfer fees and GST or other value added taxes applicable in respect of the purchase and sale of the Properties under this Agreement.

2.4                AREA OF INFLUENCE

                  Any interest in and to a mining claim(s) staked or otherwise acquired, or any right, title or interest acquired therein, by the Vendor or any of its affiliates from and after the date of this Agreement that lies outside of the perimeter boundaries of the Properties, or any part thereof, and wholly or partly within the area (the "AREA OF INFLUENCE") comprised of those lands that lie within one (1) kilometre of the perimeters/boundaries of the Properties, as such perimeters exist as at the date hereof, shall be subject to this Agreement and the Vendor shall sell or cause its affiliate to sell such right, title or interest to the Purchaser. The Parties shall negotiate in good faith the value of consideration for such mining claim(s) or interest therein. Each Party shall be free to acquire properties outside the Area of Influence, in its own interest and without any obligation or liability to the other Party.


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                                     - 7 -


2.5               ISSUANCE OF THE SECURITIES

                  All shares issued or to be issued by the Purchaser to the Vendor under and pursuant to this Agreement (the "HALO SECURITIES") shall be subject to all applicable hold periods required by Applicable Laws and the TSX Venture Exchange. The issuance of any Halo Securities shall be conditional upon
(i) the Purchaser obtaining all regulatory and third party consents or approvals being required, including those of the TSX Venture Exchange and applicable securities regulatory bodies; and (ii) the existence of an exemption from prospectus and registration requirements under applicable securities laws for the issuance of the Halo Securities to the Vendor. In the event that the Purchaser has not received the required consents on or before the Closing Date and as a result is unable to deliver the shares contemplated in Section 2.2 (a)
(ii) within six months of the date thereof, then the Purchaser shall have the option to pay the value of such shares in cash based on the per share value referenced in section 2.2 (a) (ii) for the fifteen day period immediately prior to the date of such payment.


                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

3.1               REPRESENTATIONS AND WARRANTIES OF THE VENDOR

                  The Vendor, acknowledging that the Purchaser is entering into this Agreement in reliance thereon, represents and warrants to the Purchaser as follows:

         (a) It is a limited partnership validly formed and existing under the laws of the Province of Manitoba and is up to date in respect of all filings required by law or by any Governmental Authority;

         (b) All requisite corporate and partnership acts and proceedings have been done and taken by the Vendor, including obtaining all requisite board of directors', shareholders' and limited partners' approval with respect to entering into this Agreement or completing the transactions contemplated herein;

         (c) The Vendor has the requisite corporate and partnership power and authority to enter into this Agreement and to perform its respective obligations hereunder;

         (d) This Agreement has been duly and validly executed and delivered by the Vendor and constitutes a legal, valid and binding obligation of the Vendor enforceable against it in accordance with its terms;

         (e) Except for the rights of the Purchaser pursuant to the Letter of Intent and this Agreement, no Person has any agreement, option, right of first refusal or right, title or interest or right capable of becoming an agreement, option, right of first refusal or right, title or interest, in or to the Properties;

         (f) The Vendor has all necessary corporate and partnership power to own the Properties and, to the best of the knowledge of the Vendor, the Vendor is in compliance with all Applicable Laws

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                                     - 8 -


                  and   licences,    registrations,    permits,   consents   and
                  qualifications to which the Properties are subject;

         (g) No Approvals are required of the Vendor in connection with the execution and delivery or with the performance by it of this Agreement or the Closing Documents or to effectively complete the transactions contemplated by this Agreement;

         (h) The Vendor has an undivided 100% legal and beneficial good, valid, marketable and exclusive right, title and interest in and to, and actual and exclusive possession of, the Properties, free and clear of all Encumbrances;

         (i) All taxes, local improvements, assessment rates, utilities and any and all other payments to or assessments of any Governmental Authority having jurisdiction in respect of the Properties have been paid by the Purchaser in respect of the Properties to and including the Closing Date;

         (j) The sale of the Properties to the Purchaser and the completion of the transactions contemplated in this Agreement do not breach (i) the constating documents of the Vendor or any directors, shareholders or partnership resolutions, (ii) any agreements, documents, instruments, covenants or undertakings to which the Vendor is a party or is bound or otherwise affected, or (iii) any Applicable Law;

         (m)      There are no  finder's  fees,  commissions  or other  payments
                  payable  by  the  Vendor  in  relation  to  the   transactions
                  contemplated herein;

         (n) At the time the Vendor transfers all of its rights, title and interests in and to the Properties to the Purchaser, such rights, title and interests will be free and clear of all Encumbrances;

         (o) Subject to the Royalty contemplated in this Agreement, neither the Properties nor any Minerals derived from the Properties are subject to or bound by any royalty or royalty interest, whether registered or unregistered, and the Vendor has not granted any royalty interest in or affecting the Properties;

         (p) There is no action, suit, order, work order, petition, prosecution or other similar proceeding of which process initiating the same has been served on the Vendor or threatened against the Vendor and affecting any of the
                  Properties at law or in equity or before or by any Governmental Authority;

         (q) There are no Environmental Liabilities relating to the Properties, nor, to the best of the knowledge of the Vendor, any legal or administrative actions existing, pending or threatened against the Vendor nor the Properties in respect of any Environment Liabilities and to the best of the knowledge of the Vendor, no contaminants, pollutants, wastes or toxic substances (collectively "HAZARDOUS SUBSTANCES") have been released, discharged, placed, escaped, leached or disposed of on, into, under or through the Properties (including watercourses, improvements thereon and contents thereof) or nearby areas;


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         (r)      The  Vendor  has not  received  notice  of any  breach  of any
                  Applicable  Law in  respect  of its  conduct  on or under  the
                  Properties   which  could  have  an  adverse   effect  on  the
                  Properties or the right, title and/or interest of the Vendor therein and thereto and neither the Vendor nor, to the Vendor's knowledge, any other Person, is subject to any obligations or commitments for reclamation, closure or other
                  environmental  corrective,   clean-up  or  remediation  action
                  directly or indirectly relating to the Properties;

         (s) The sale, transfer, assignment and conveyance by the Vendor of all of its right, title and interest in, and to the Properties to the Purchaser in accordance with the terms of this Agreement does not constitute a sale of all or substantially all of the assets, property or undertaking of the Vendor;

         (t) The Vendor is not and will not on the Closing Date be a non-resident of Canada for the purposes of the INCOME TAX ACT (Canada);

         (u) The mining claims that comprise the Properties are in good standing with respect to the performance of all obligations (including, without limitation, payment of mining duties, performance of minimum assessment work and filing of reports with respect to minimum assessment work) applicable under all laws of Canada and the Province of Manitoba (including, without limitation, applicable mining and environmental laws and regulations) and are, and at closing will be, owned by and duly registered in the name of Endowment Lakes (2002) Ltd. as general partner of the Vendor, free and clear of any registered, or to the knowledge of the Vendor any unregistered encumbrances, royalties or underlying rights or interests whatsoever;

         (v) Upon completion of the transactions contemplated herein, the Purchaser shall acquire a 100% undivided legal and beneficial interest in and to the Properties;

         (w) The Vendor has not assigned, encumbered or covenanted to assign or encumber any of the mining claims that comprise the Properties or the rights which derive therefrom and the Vendor has not acquired, with respect to third parties, any obligation whatsoever that would prevent the Vendor from entering into the Letter of Intent or this Agreement; and

         (x) The Vendor has no information or knowledge pertaining to the Properties or the lands comprising the Properties or substances thereon, therein or therefrom not disclosed in writing to the Purchaser which, if known to the Purchaser, might reasonably be expected to deter the Purchaser from completing the transactions contemplated hereby on the terms and conditions contained herein.

3.2               REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

                  The Purchaser, acknowledging that the Vendor is entering into this Agreement in reliance thereon, represents and warrants to the Vendor as follows:


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                                     - 10 -


         (a) It is a corporation duly incorporated and validly existing under the laws of British Columbia and is up to date in respect of all filings required by law;

         (b) All requisite corporate acts and proceedings have been done and taken by the Purchaser with respect to entering into this Agreement and completing the transactions contemplated herein;

         (c) The Purchaser has the requisite corporate power and authority to enter into this Agreement and to perform its obligations hereunder;

         (d) This Agreement has been duly and validly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with the terms hereof;

         (e) There are no finder's fees, commissions or other payments payable by the Purchaser, in cash or shares or otherwise, in relation to the transactions contemplated herein;

         (f) The Purchaser has all necessary authority and capacity to enter into the Agreement and all necessary acts, actions and authorizations have been performed by the Purchaser in respect thereof; and

         (g) The Purchaser, or any affiliate the Purchaser proposes to use to perform any operations contemplated by this Agreement, is registered in the Province of Manitoba to carry on business, has the capacity to own property in the Province of Manitoba and has not received any notice from any Governmental Authority advising it that it is not, authorized, permitted or licensed to conduct business in Canada or the Province of Manitoba or to perform such operations or obligations within the jurisdiction of any Governmental Authority having jurisdiction of the nature and scope of the obligations to be performed by the Purchaser or any of its affiliates pursuant to and in accordance with the terms of this Agreement.

3.3               QUALIFICATION OF REPRESENTATIONS AND WARRANTIES

                  Any representation or warranty made by a Party as to the enforceability of this Agreement against such Party is subject to the following qualifications:

         (a) specific performance, injunction and other equitable remedies are discretionary and, in particular, may not be available where damages are considered an adequate remedy; and

         (b)      enforcement   may  be  limited  by   bankruptcy,   insolvency,
                  liquidation, reorganization, reconstruction and other laws generally affecting enforceability of creditors' rights.


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3.4               SURVIVAL OF REPRESENTATIONS AND WARRANTIES

                  The respective representations and warranties of the Vendor and of the Purchaser contained in sections 3.1 and 3.2 shall survive the Closing and will continue in full force and effect for a period of two (2) years after the Closing.



                                    ARTICLE 4
                                    INDEMNITY


4.1               INDEMNIFICATION BY THE VENDOR

                  The Vendor hereby indemnifies and saves harmless the Purchaser from any Loss suffered or incurred by the Purchaser arising from a claim against the Purchaser arising from, related to or in any way connected with:

         (a) any failure by the Vendor to sell, transfer, assign and convey to the Purchaser all of the Vendor's rights, title and interests in and to the Properties;

         (b) any breach or non-performance of any representation, warranty, covenant or agreement made or to be performed by the Vendor under this Agreement; or

         (c) any activities of or performed on behalf of the Vendor on or under the surface of Properties up to and including the Closing Date.

4.2               INDEMNIFICATION BY THE PURCHASER

                  The Purchaser hereby indemnifies and saves harmless the Vendor from any Loss suffered or incurred by the Vendor arising from a claim against the Vendor arising from, related to or in any way connected with any breach or non-performance of any representation, warranty, covenant or agreement made or to be performed by the Purchaser under this Agreement.



                                    ARTICLE 5
                                     CLOSING


5.1               CLOSING

                  The Closing will take place by escrow arrangements to be agreed between the Vendor and the Purchaser and their respective legal counsel, at 2:00 p.m. on the Closing Date or at such other time and date as the Parties may agree in writing.

5.2               CONDITIONS PRECEDENT IN FAVOUR OF THE PURCHASER

                  The obligation of the Purchaser to complete the transactions contemplated in this Agreement shall be subject to the satisfaction of, or compliance with, at or before the Closing Date, each of the following conditions precedent (each of which is hereby acknowledged to be inserted for the exclusive benefit of the Purchaser and may be waived by it in writing in whole or in part):

         (a) Each of the representations and warranties of the Vendor contained in this Agreement shall be true, complete and accurate as and when made and at and as of the Closing Time;

         (b) The Vendor shall have performed and complied with all of the covenants, terms and conditions in this Agreement to be performed or complied with by it at or before Closing;

         (c) The Purchaser shall have received at the Closing from the Vendor the following Closing Documents, dated as of the Closing Date, prepared and/or delivered at the expense of the Vendor and in form and substance satisfactory to the Purchaser including, without limitation:

                  (i) such instruments of sale, transfer, conveyance, assignment or delivery, in registrable form or otherwise, in respect of the Properties as the Purchaser may reasonably require to assure the full and effective sale, transfer, conveyance, assignment or delivery of all of the Vendor's right, title and interest in and to the Properties to the Purchaser;

                  (ii) an officer's certificate, dated as of the Closing Date, in form and substance reasonably satisfactory to the Purchaser, as to: (1) resolutions of the board of directors of the Vendor authorizing the execution and delivery of this Agreement and the Royalty Agreement and the completion of the transactions contemplated hereby, and (2) incumbency and signatures of the officers of the Vendor executing the Agreement and Closing Documents; and

                  (iii) such other documents, certificates and other instruments as would be usual in respect of the transactions contemplated herein or as the Purchaser may reasonably require; and

         (e)      The Vendor shall have entered into the Royalty Agreement.

5.3               CONDITIONS PRECEDENT IN FAVOUR OF THE VENDOR

                  The obligations of the Vendor to complete the transactions contemplated in this Agreement shall be subject to the satisfaction of, or compliance with, at or before the Closing Date, each of the following conditions precedent (each of which is hereby acknowledged to be inserted for the exclusive benefit of the Vendor and may be waived by it in writing in whole or in part):

         (a) Each of the representations and warranties of the Purchaser contained in this Agreement shall be true, complete and accurate as and when made and at and as of the Closing Time;

         (b) The Purchaser shall have performed and complied with all of the covenants, terms and conditions in this Agreement to be performed or complied with by it at or before Closing;

         (c) The Vendor shall have received at the Closing from the Purchaser the following Closing Documents, dated as of the Closing Date, prepared at the expense of the Purchaser and in form and substance satisfactory to the Vendor including, without limitation, an officer's certificate, dated as of the Closing Date, in form and substance reasonably satisfactory to the Vendor, as to incumbency and signatures of the officers of the Purchaser executing this Agreement and the Closing Documents; and

         (d)      The Purchaser shall have entered into the Royalty Agreement.


                                    ARTICLE 6
                                     GENERAL


6.1               EXPENSES

                  Subject as otherwise set out in this Agreement, each Party shall pay all expenses it incurs in authorizing, preparing, executing and performing this Agreement and the transactions contemplated hereunder, whether or not the Closing occurs, including all fees and expenses of its legal counsel, accountants or other representatives or consultants.

6.2               TIME

                  Time is of the essence of each provision of this Agreement.

6.3               NOTICES

                  Any notice or any communication required or permitted to be given under this Agreement by either Party to the other Party, in any capacity (hereinafter called a "NOTICE") shall be in writing and shall be deemed to have been sufficiently given if sent by facsimile transmission or delivered to the address of such other Party set forth as follows:

         (i)      if to the Purchaser at: Halo Resources Ltd.
                  1305 - 1090 West Georgia Street
                  Vancouver, BC  V6E 3V7

                  Attention:     Marc Cernovitch, President
                  Fax No.:       604-484-0069
                  Telephone No.: 604-484-0068

         (ii)     if to Vendor at:
                  Endowment Lakes (2002) Limited Partnership
                  c/o the General Partner
                  #1 -102 Main Street
                  Flin Flon, MB  R8A 1K1

                  Attention:     Eckart Buhlmann, President
                  Fax No.:       204-687-3133
                  Telephone No.  204-687-5577

or such substitute address or fax number as is specified by a Party by notice to the other Party given in accordance with this section, and any such Notice shall be deemed to have been received, if sent by facsimile transmission, on the first Business Day after the date of facsimile transmission, and if delivered, upon the day of delivery, or if such day is not a Business Day, then on the first Business Day thereafter.

                  Each notice sent in accordance with this section 6.3 shall be deemed to have been received:

         (a)      on the day it was delivered; or

         (b) on the same day that it was sent by facsimile transmission, or on the first Business Day thereafter if the day on which it was sent by facsimile transmission was not a Business Day.

                  Any Party may change its address for notice by giving notice to the other Party in accordance with this section 6.3.

6.4               ASSIGNMENT

                  Neither Party may assign any rights or benefits under this Agreement, including the benefit of any representation or warranty, to any Person without the prior written consent of the other Party. Each Party agrees to perform its obligations under this Agreement itself, and not to arrange in any way for any other Person to perform those obligations. No assignment of benefits or arrangement for substituted performance by one Party shall be of any effect against any other Party except to the extent that the other Party has consented to it in writing.

6.5               FURTHER ASSURANCES

                  Each Party shall do such acts and shall execute such further documents, conveyances, deeds, assignments, transfers and other instruments, and will cause the doing of such acts and will cause the execution of such further documents as are within its power as any other Party may in writing at any time and from time to time reasonably request be done and or executed, in order to give full effect to the provisions of this Agreement and the Closing Documents.

6.6               CONFIDENTIALITY

         (a) The terms of this Agreement, including the terms of the proposed transactions contemplated hereunder and the fact that the Parties are pursuing such transactions, are confidential and except as expressly permitted by this Agreement neither Party shall disclose any of such information to any Person or entity without the prior written consent of the other.

         (b) Each Party agrees to keep confidential any and all information made available to it by the other Party or its representatives or advisors in the course of the investigations and negotiations related to the settlement of this Agreement and agrees not to use, in relation to the Properties and the Area of Influence, any such information except for or in respect of the completion of the proposed transactions contemplated by this Agreement, except to the extent that disclosure may be required by or under any law or under the rules and regulations of any Governmental Authority. The foregoing restriction does not apply to any information (i) that is or becomes generally available to the public, except through a breach of this Agreement, (ii) that was known to a Party prior to the receipt of such information from the other Party, (iii) that is developed by a Party independently of information received from the other Party, or (iv) that a Party obtained from an independent third party who obtained such information lawfully and was under no obligation of secrecy in respect of such information. Notwithstanding the foregoing and for greater certainty, no public announcement of the existence of this Agreement or the transactions contemplated hereby shall be made by either Party unless the timing and content thereof have been agreed upon by both Parties, acting reasonably, except as may, in the opinion of the announcing Party acting reasonably, be required by Applicable Law.

6.7               LIABILITY OF LIMITED PARTNERS

                  The parties hereto acknowledge that the Vendor is a limited partnership formed under the laws of Manitoba and that the covenants, agreements and obligations of the Vendor hereunder shall not be personally binding upon, nor shall resort be had to the personal property of any of, the limited partners of the Vendor, nor their heirs, successors and assigns, and that resort shall only be had to the property of the Vendor and the property of its general partner, other than with respect to and to the extent of their investment and interests in such limited partnership.

6.8               COUNTERPARTS

                  This Agreement may be executed in counterparts. Each executed counterpart shall be deemed to be an original. Executed counterparts taken together shall constitute one agreement.

6.9               FACSIMILE EXECUTION

                  An executed copy of this Agreement may be delivered by any Party by facsimile. In such event, such Party shall forthwith deliver to the other Party the original copy of this Agreement executed by such Party.

                  IN WITNESS WHEREOF the Parties hereto have duly executed this Agreement as of the date first written above.


                                      ENDOWMENT LAKES (2002) LIMITED
                                      PARTNERSHIP, BY ITS GENERAL PARTNER,
                                      ENDOWMENT LAKES (2002) LTD.


                                      Per:   /s/ ECKART BUHLMANN
                                             -----------------------------------
                                      Name:  Eckart Buhlmann
                                      Title: President


                                      Per:
                                             -----------------------------------
                                      Name:
                                      Title:


                                      HALO RESOURCES LTD.


                                      Per:    /s/ MARC CERNOVITCH
                                             -----------------------------------
                                      Name:  Marc Cernovitch
                                      Title: President


                                      Per:
                                             -----------------------------------
                                      Name:
                                      Title:

                 THIS IS SCHEDULE "A" TO THE PURCHASE AGREEMENT
                      DATED AS OF DECEMBER 3, 2006 BETWEEN
                   ENDOWMENT LAKES (2002) LIMITED PARTNERSHIP
                             AND HALO RESOURCES LTD.

         -----------------------------------------------------------
                               LIST OF PROPERTIES
         -----------------------------------------------------------
         PROJECT                    CLAIM NAME          CLAIM NUMBER
         -----------------------------------------------------------

         Eagle's Nest L.              Elm 16               MB 3459
         Meat Lake                    Elm 13               MB 3457
         Meat Lake                    Elm 14               MB 3458
         QM Lake                      Elm 08               MB 3637
         QM Lake                      Elm 09               MB 3638
         QM Lake                      Elm 12               MB 3456
         QM Lake                      Elm 10               MB 3639
         QM Lake                      Elm 07               MB 3636
         QM Lake                      Elm 24               MB 5146
         QM Lake                      Elm 25               MB 5145

                                                                           FINAL

                 THIS IS SCHEDULE "B" TO THE PURCHASE AGREEMENT
                      DATED AS OF DECEMBER 3, 2006 BETWEEN
                   ENDOWMENT LAKES (2002) LIMITED PARTNERSHIP
                             AND HALO RESOURCES LTD.

                            FORM OF ROYALTY AGREEMENT



         THIS ROYALTY AGREEMENT MADE AS OF THIS 12TH DAY OF JANUARY, 2007,

B E T W E E N:

                  HALO RESOURCES LTD.,
                  a corporation incorporated under the laws of the province of British Columbia

                  (the "Owner")

                                    - and -

                  ENDOWMENT LAKES (2002) LIMITED PARTNERSHIP, a limited partnership formed under the laws of the province of Manitoba

                  (the "Holder")

WITNESSES THAT:

         WHEREAS the Owner owns an undivided 100% interest in and to the properties described on Schedule "A" attached hereto (the "Properties");

         AND WHEREAS the Owner has agreed to grant to and in favour of the Holder a 1 % net smelter return royalty in respect of any Minerals mined and sold from the Properties;

         AND WHEREAS all of the defined terms used in this Royalty Agreement have the meaning ascribed thereto in Section 1 hereof unless otherwise defined herein.

         NOW THEREFORE in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:

1.       DEFINITIONS

(a) "AFFILIATE" shall have the meaning ascribed thereto in THE CORPORATIONS ACT (Manitoba).

(b) "BUSINESS DAY" means any calendar day other than a Saturday or Sunday or any statutory holiday or civic holiday in the Province of Manitoba.

(c)      "ENCUMBRANCES" means any encumbrance as set out on Schedule "B";

(d) "FISCAL PERIOD" means each calendar year or other period of 12 consecutive months adopted by the Purchaser for tax purposes;

(e) "MINERALS" means all naturally occurring metallic minerals that are mined, produced or otherwise recovered from the Properties after the date of commencement of commercial production, whether in the form of Ore, dore, concentrates or otherwise, including without limitation, gold, silver and copper and other base metals and all beneficiated or derivative products thereof.

(f) "NET SMELTER RETURNS" means the gross proceeds received by or payable to the Owner of the Properties, from the sale or other disposition of Minerals, less the following expenses, if actually incurred:

         (i) direct sales, use, gross receipts and severance taxes and all mining taxes, payable by the Owner of the Properties or other operator of the Properties (and which taxes payable by such operator are charged to the account of the Owner), that are based directly upon, and actually assessed against, the value or quantity of Minerals sold or otherwise disposed of from the Properties; but excluding any and all taxes based upon the net or gross income of the Owner of the Properties or other operator of the Properties, the value of the Properties or the privilege of doing business, and other taxes assessed on a similar basis;

         (ii) all transportation, marketing and sales and insurance costs associated with transporting, smelting and/or refining and selling any Minerals from the Properties and all charges and costs charged by a Processor of the Minerals; but, if smelting and/or refining are carried out in facilities owned or controlled, in whole or in part, by the Owner, then the charges and costs for such smelting or refining of such Minerals shall be the lesser of: (A) the charges and costs the Owner would have incurred if such smelting or refining was carried out at facilities that are not owned or controlled by the Owner and that are offering comparable services for comparable products; and (B) the actual costs incurred by the Owner with respect to such smelting and refining; and

         (iii) charges, costs (including assaying and sampling costs) and all penalties, if any, charged by any Processor of Minerals produced from the Properties.

(g)      "ORE"  means  all  mineralized   rock  mined  and/or  milled  from  the
         Properties or any part thereof;

(h) "PRIME" means at any particular time, the reference rate of interest, expressed as a rate per annum, that the Canadian Imperial Bank of

         Commerce establishes as its prime rate of interest in order to determine interest rates that it will charge for demand loans in Canadian dollars to its Canadian customers.

(i) "PROCESSOR" means collectively any smelter, refiner or other processor of the Minerals, including the Owner.

(j) "PROPERTIES" means the properties described in Schedule "A" attached hereto.

(k) "ROYALTY" means the net smelter royalty payments to the Holder described in Section 2 of this Agreement.

2.       GRANT OF ROYALTY

         Subject to the terms of this Agreement and subject to the Encumbrances, the Owner, for and in consideration of the sum of TEN DOLLARS ($10.00), the receipt and sufficiency of which are hereby acknowledged by the Owner, hereby grants, sells, conveys and covenants to pay to the Holder, with effect from the date of this Agreement, a net smelter return royalty in respect of Minerals mined and sold from the Properties at a rate equal to 1% of Net Smelter Returns.

3.       TIME AND MANNER OF ROYALTY PAYMENTS

         (a) The Royalty shall be calculated and paid to the Holder by the Owner quarterly during the Fiscal Year within 45 Business Days of the end of such fiscal quarter.

         (b) All Royalty payments shall be payable in cash (or cash equivalent) only and shall be delivered to the Holder at its principal place of business or paid at such other place as the Holder may specify in writing.

         (c) At the time each Royalty payment is paid by the Owner, the Owner shall prepare and deliver to the Holder, or cause to be prepared and delivered to the Holder, a detailed statement of the manner in which such Royalty payment was calculated.

         (d) The Holder may object in writing to any statement and payment amount within two months after receipt of the relevant statement or payment. If any Royalty payment is determined pursuant to the terms of this Agreement not to have been paid in full as provided herein, the Owner shall pay interest on the delinquent payment at a rate of Prime plus 1% per annum, commencing on the date on which such delinquent payment was due and continuing until the Holder receives payment in full of such delinquent payment and all accrued interest thereon; and for the purposes of this subsection, Prime shall be determined as of the date on which such delinquent payment was due.

         (e) All Royalty payments, including interest, if any, will be made subject to withholding or deduction in respect of the Royalty for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of any governmental authority having power and jurisdiction to tax and for which the Owner is obligated in law to withhold or deduct and remit to such taxing authority having such power and jurisdiction.

4.       TERM

         This Agreement shall continue for the term of the Properties (including any related Crown mining lease or unpatented mining claims) and any renewals, replacements and successions thereof, including any conversion of interest to lease or fee simple and whether created privately or through governmental action. If any right, power or interest of any party under this Agreement would violate the rule against perpetuities, then such right, power or interest shall terminate at the expiration of 20 years after the death of the last survivor of all the lineal descendants of Her Majesty, Queen Elizabeth II of England, living on the date of this Agreement.

5.       STOCKPILING

         The Owner, and any operator of the Owner and any Processor shall be entitled, in the sole discretion of the Owner, to stockpile, store or place Minerals in locations on or off the Properties.

6.       COMMINGLING

         Before any Minerals are commingled with minerals from any other properties, the Minerals shall be measured and sampled in accordance with sound mining and metallurgical practices for moisture, metal, and other appropriate content. Representative samples of the Minerals shall be retained by the Owner and assays (including penalty substances) and other appropriate analyses of these samples shall be made before commingling to determine metal, mineral and other appropriate content and penalty substances of the Minerals. From this information, the Owner shall determine the quantity of the Minerals subject to the Royalty notwithstanding that the Minerals have been commingled with minerals from other properties. Following the expiration of the period for objections described above in Subsection 3(d) above, and absent timely objection, if any, the Owner may dispose of the materials and data required to be produced pursuant to this section.

7.       HEDGING TRANSACTIONS

         All profits and losses resulting from any owner of the Properties, including the Owner, engaging in any commodity futures trading, option trading, metals trading, gold loans or any combination thereof, and any other hedging transactions are specifically excluded from calculations of Royalty payments pursuant to this agreement.

8. BOOKS; RECORDS; INSPECTIONS

         (a) The Owner shall keep true and accurate books and records of all of its operations and activities with respect to the Properties and the Minerals, in accordance with Canadian generally accepted accounting principles, consistently applied. The Holder may, once per Fiscal Year, perform audits or other examinations of the Owner's relevant books and records to confirm all calculations of Royalty payments made by the Owner and compliance with the terms of this Agreement. The Holder shall promptly commence, and diligently complete, any audit or other examination permitted hereunder. The reasonable expenses of any audit or other examination permitted hereunder shall be paid by the Holder, unless the results of such audit or other examination permitted hereunder discloses a deficiency in respect of the Royalty payments paid to the Holder hereunder in an amount greater than $25,000, in which event the costs of such audit or other examination shall be paid by the Owner.

         (b) Within 120 days following the end of each Fiscal Year, the Owner shall prepare and deliver to the Holder, or cause to be prepared and delivered to the Holder, an annual report in respect of such Fiscal Year summarizing (i) the quantities of Ore mined from the Properties, (ii) the quantities of Ore milled, and (iii) calculations in respect of the Royalty.

9.       CONFIDENTIALITY

         (a) Subject to subsections 9(b) and 9(c), the Holder shall not, without the express written consent of the Owner, disclose any non-public information received under this Agreement relating to the Owner, the Properties or any Minerals (the "Confidential Information"), or issue any press releases relating to the Owner. In addition, the Holder shall not use any Confidential Information for its own use or benefit except for the purpose of enforcing its rights under this Agreement.

         (b) The Holder may disclose Confidential Information to any third party to whom the Holder, in good faith, anticipates selling or assigning its interest hereunder, or to a prospective lender to whom the Holder may grant an interest in Royalty payments as security for its obligations to such lender, in each case only if the Owner has been provided with a confidentiality agreement in its favour from such third party or lender that includes the confidentiality provisions of subsection 9(a), and that has been executed by such third party or lender, as the case may be.

         (c) The Holder may disclose Confidential Information if such disclosure is required for compliance with applicable laws, rules, regulations or orders of any governmental agency or stock exchange having jurisdiction.

10.      CONDUCT OF OPERATIONS

         All decisions concerning the methods, the extent, times, procedures and techniques of any exploration, development, mining, leaching, milling, stockpiling, transporting, processing, extraction or treatment or sale or other disposition, if any, of Ore or Minerals from the Properties, shall be made by the Owner in its sole and absolute discretion. The Owner shall not be liable for nor obliged to make any Royalty payments for Mineral values lost in any mining or processing of the Minerals conducted pursuant to customary mining practice. The Owner shall not be required to mine or to sell or otherwise dispose of or preserve or protect any Minerals, which under customary mining practices cannot be mined, milled, sold or shipped at a reasonable profit by the Owner at the time mined.

11.      NO IMPLIED COVENANTS

         The parties agree that there are no implied covenants or duties relating to the exploration, development or mining of, or the production of

Minerals from, the Properties and that the only covenants, duties, rights and obligations of the parties shall be those expressly set forth and provided for in this Agreement.

12.      SALE OF PROPERTIES

         The Owner shall be entitled to sell, transfer, mortgage or charge the Properties or any part thereof without the prior written consent of the Holder provided that any such transferee, mortgagee, chargee or secured party of the Properties agrees in writing to assume and perform (upon enforcement of its security only) and to cause any transferee therefrom to assume and perform, the obligations of the Owner pursuant to the terms of this Agreement, in which event the Owner shall be released from its obligations herein and therein in respect of such part or parts so transferred and the Holder shall execute such release in respect of the foregoing in such form as the Owner deems advisable.

13.      THE OWNER'S RIGHT OF FIRST REFUSAL/BUYBACK

         In consideration of the covenants and agreements of the parties herein contained, the Holder hereby grants to and in favour of the Owner a right of first refusal to acquire the Royalty. The Holder hereby agrees that any right of the Holder to sell the Royalty and/or to assign this Agreement shall be limited to a cash only purchase price and to such a sale or assignment of a 100% interest only. In the event that the Holder receives an offer to purchase the Royalty and/or to take an assignment of this Agreement from a bona fide purchaser at arm's length to the Holder, which offer the Holder has accepted or is willing to accept, the Holder shall give the Owner written notice thereof, including the terms and conditions of such offer to purchase, and the Owner shall have the right, within 30 days from the date of delivery to the Owner of such notice, to exercise its right of first refusal in respect thereof and to acquire the Royalty on the same terms and conditions as are set forth in the offer to purchase. In addition to the foregoing right of first refusal, the Owner shall be entitled at any time, commencing on the date of this Agreement, to purchase 50% of the Royalty from the Holder and, if the Owner provides written notice to the Holder to such effect, the Holder shall be obligated to sell 50% of the Royalty to the Owner, for a purchase price of $500,000.00, such that the Royalty interest of the Holder under this Agreement thereafter shall be ..5% of Net Smelter Returns.

14.      DISPUTE RESOLUTION

         Any matter in this Agreement in dispute between the parties which has not been resolved by the parties within fifteen (15) days of the delivery of notice by either party of such dispute shall be referred to binding arbitration. Such referral to binding arbitration shall be to a qualified single arbitrator pursuant to THE ARBITRATIONS ACT (Manitoba), which Act, including its successors, shall govern such arbitration proceeding in accordance with its terms except to the extent modified by the rules for arbitration set out in Schedule "C". The determination of such arbitrator shall be final and binding upon the parties hereto and the costs of such arbitration shall be as determined by the arbitrator. The parties covenant that they shall conduct all aspects of such arbitration having regard at all times to minimizing the cost and expediting the final resolution of such arbitration.

15.      NOTICES

         Any notice or any communication required or permitted to be given under this Agreement by either party to the other party, in any capacity (hereinafter called a "Notice") shall be in writing and shall be deemed to have been sufficiently given if sent by facsimile transmission or delivered to the address of such other party set forth as follows:

         if to the Owner at:

                  Halo Resources Ltd.
                  1305 - 1090 West Georgia Street
                  Vancouver, BC  V6E 3V7

                  Attention:      Marc Cernovitch, President
                  Fax No.:        604-484-0069
                  Telephone No.:  604-484-0068

         if to the Holder at:

                  Endowment Lakes (2002) Limited Partnership
                  c/o the General Partner
                  #1 -102 Main Street
                  Flin Flon, MB  R8A 1K1

                  Attention:      Eckart Buhlmann, President
                  Fax No.:        204-687-3133
                  Telephone No.   204-687-5577

or such substitute address or fax number as is specified by a party by notice to the other party given in accordance with this section, and any such Notice shall be deemed to have been received, if sent by facsimile transmission, on the first Business Day after the date of facsimile transmission, and if delivered, upon the day of delivery, or if such day is not a Business Day, then on the first Business Day thereafter.

         Each notice sent in accordance with this section 15 shall be deemed to have been received:

(c)      on the day it was delivered; or

(d) on the same day that it was sent by facsimile transmission, or on the first Business Day thereafter if the day on which it was sent by facsimile transmission was not a Business Day.

         Any party may change its address for notice by giving notice to the other party in accordance with this section 15.

16.      GENERAL PROVISIONS

(a)      FURTHER ASSURANCES; SUBORDINATION OF INTEREST

         Each party shall execute all such further instruments and documents and do all such further actions as may be necessary to effectuate the transactions contemplated in this Agreement, in each case at the cost and expense of the party requesting such further instrument, document or action, unless expressly indicated otherwise. The Holder shall be entitled to register this Agreement or notice of this Agreement against title to the Properties and covenants and agrees to subordinate its interests pursuant to this Agreement to all mortgages, charges and security interests in favour of any lender to the Owner provided that such mortgagee, chargee or secured party agrees in writing with the Holder to assume (upon enforcement of its security only), and to cause any purchaser from such mortgagee, chargee or secured party to assume, the obligations of the Owner, as the case may be, pursuant to the terms of this Agreement. In the event of any enforcement by or purchase from such mortgagee, chargee or secured party, the Owner, as the case may be, shall be released from its obligations herein arising thereafter in respect of such part or parts of the Properties subject to such enforcement by or purchase from such mortgagee, chargee or secured party and the Holder shall execute such release in such form as the Owner deems advisable.

(b)      GOVERNING LAW

         This Agreement shall be governed by and construed under the laws of the Province of Manitoba and the laws of Canada applicable therein.

(c)      TIME OF ESSENCE

         Time is of the essence in this Agreement.

(d)      SEVERABILITY

         If any provision of this agreement is wholly or partially invalid, this Agreement shall be interpreted as if the invalid provision had not been a part hereof so that the invalidity shall not affect the validity of the remainder of the agreement which shall be construed as if the agreement had been executed without the invalid portion. It is hereby declared to be the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, hereafter be declared or held invalid.

(e)      ACCOUNTING PRINCIPLES

         All calculations hereunder shall be made in accordance with Canadian generally accepted accounting principles.

(f)      CURRENCY

         All dollar amounts or references herein are in Canadian currency.

(g)      LIABILITY OF LIMITED PARTNERS

         The parties hereto acknowledge that the Holder is a limited partnership formed under the laws of Manitoba and that the covenants, agreements and obligations of the Holder hereunder shall not be personally binding upon, nor shall resort be had to the personal property of any of, the limited partners of the Holder, nor their heirs, successors and assigns, and that resort shall only be had to the property of the Holder and the property of its general partner, other than with respect to and to the extent of their investment and interests in such limited partnership.


         IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.


                                   HALO RESOURCES LTD.


                                   Per:
                                          --------------------------------------
                                   Name:
                                   Title:


                                   Per:
                                          --------------------------------------
                                   Name:
                                   Title:


                                   ENDOWMENT LAKES (2002) LIMITED
                                   PARTNERSHIP, BY ITS GENERAL PARTNER,
                                   ENDOWMENT LAKES (2002) LTD.


                                   Per:
                                          --------------------------------------
                                   Name:
                                   Title:


                                   Per:
                                          --------------------------------------
                                   Name:
                                   Title:

                  THIS IS SCHEDULE "A" TO THE ROYALTY AGREEMENT
                      DATED AS OF JANUARY 12, 2007 BETWEEN
                             HALO RESOURCES LTD. AND
                                 ENDOWMENT LAKES


         ---------------------------------------------------------
                               LIST OF PROPERTIES
         ---------------------------------------------------------
         PROJECT                  CLAIM NAME          CLAIM NUMBER
         ---------------------------------------------------------

         Eagle's Nest L.            Elm 16               MB 3459
         Meat Lake                  Elm 13               MB 3457
         Meat Lake                  Elm 14               MB 3458
         QM Lake                    Elm 08               MB 3637
         QM Lake                    Elm 09               MB 3638
         QM Lake                    Elm 12               MB 3456
         QM Lake                    Elm 10               MB 3639
         QM Lake                    Elm 07               MB 3636
         QM Lake                    Elm 24               MB 5146
         QM Lake                    Elm 25               MB 5145

                  THIS IS SCHEDULE "B" TO THE ROYALTY AGREEMENT
                      DATED AS OF JANUARY 12, 2007 BETWEEN
                             HALO RESOURCES LTD. AND
                                 ENDOWMENT LAKES

                                  ENCUMBRANCES

1. Liens for property taxes, assessments or governmental charges or levies not at the time due and delinquent or the validity of which is being contested at the time in good faith by the Owner.

2. Any undetermined or inchoate liens and charges incidental to construction on the Properties or operations in respect of the Properties which have not been filed against the Owner or which relate to obligations not due or delinquent.

3. Any right reserved to or vested in any governmental or public authority by any statute, regulation, lease, licence, franchise, grant or permit in respect of the Properties including any statutory provision to terminate any such lease, licence, franchise, grant or permit, or to require annual or other periodic payments as a condition of the continuance thereof.

4. Easements, rights of way, servitudes or other similar rights in lands granted to or taken by other persons in respect of the Properties.

5. Rights, reservations, limitations, provisos and conditions in respect of the Properties expressed in any original grant from the Crown or in any applicable statute or regulation.

6. Subject to the terms of section 16 (a) of the Agreement, all charges, mortgages, pledges, liens or security interests to and in favour of any lender to the Owner.

7.       Any Existing Royalties on the Properties

                  THIS IS SCHEDULE "C" TO THE ROYALTY AGREEMENT
                      DATED AS OF JANUARY 12, 2007 BETWEEN
                             HALO RESOURCES LTD. AND
                                 ENDOWMENT LAKES

                              RULES FOR ARBITRATION


The following rules and procedures shall apply with respect to any matter to be arbitrated by the parties under the terms of the Agreement.

2.       Initiation of Arbitration Proceedings

         (a) If any party to this Agreement wishes to have any matter under this Agreement arbitrated in accordance with the provisions of this Agreement, it shall give notice to the other party hereto specifying particulars of the matter or matters in dispute and proposing the name of the person it wishes to be the single arbitrator. Within 10 days after receipt of such notice, the other party to this Agreement shall give return notice to the first party advising whether such party accepts the arbitrator proposed by the first party and if such party does not accept the arbitrator proposed by the first party, proposing the name of the person it wishes to be the single arbitrator. If such return notice is not given by the other party within such 10 day period, it shall be deemed to have accepted the arbitrator proposed by the first party. If such return notice is given within such 10 day period and does not accept the proposed arbitrator of the first party and proposes another person to be arbitrator, the first party shall, within 10 days after receipt of such return notice, give notice to the other party advising whether such first party accepts the arbitrator proposed by the other party. If the parties do not agree upon a single arbitrator within such second 5 day period, the single arbitrator shall be chosen in accordance with THE ARBITRATIONS ACT (Manitoba).

         (b) The individual selected as Arbitrator shall be qualified by education and experience to decide the matter in dispute. The Arbitrator shall be at arm's length from both parties and shall not be a member of the audit or legal firm or firms who advise either party, nor shall the Arbitrator be a person who is otherwise regularly retained by either of the parties.

2.       Submission of Written Statements

         (a) Within 10 days of the appointment of the Arbitrator, the party initiating the arbitration (the "Claimant") shall send the other party (the "Respondent") a statement of claim setting out in sufficient detail the facts and any contentions of law on which it relies, and the relief that it claims.

         (b) Within 10 days of the receipt of the statement of claim, the Respondent shall send the Claimant a statement of defence stating in sufficient detail which of the facts and contentions of law in the statement of claim it admits or denies, on what grounds, and on what other facts and contentions of law he relies.

         (c) Within 10 days of receipt of the statement of defence, the Claimant may send the Respondent a statement of reply.

         (d) All statements of claim, defence and reply shall be accompanied by copies (or, if they are especially voluminous, lists) of all essential documents on which the party concerned relies and which have not previously been submitted by any party, and (where practicable) by any relevant samples.

         (e) After submission of all the statements, the Arbitrator will give directions for the further conduct of the arbitration.

3.        Meetings and Hearings

         (a) The arbitration shall take place in the City of Winnipeg, or in such other place as the Claimant and the Respondent shall agree upon in writing. The arbitration shall be conducted in English. Subject to any adjournments which the Arbitrator allows, the final hearing will be continued on successive working days until it is concluded.

         (b) All meetings and hearings will be in private unless the parties otherwise agree.

         (c) Any party may be represented at any meetings or hearings by legal counsel.

         (d) Each party may examine, cross-examine and re-examine all witnesses at the arbitration.

4.       The Decision

         (a) The Arbitrator will make a decision in writing and, unless the parties otherwise agree, will set out reasons for decision in the decision.

         (b) The Arbitrator will send the decision to the parties as soon as practicable after the conclusion of the final hearing, but in any event no later than 20 days thereafter, unless that time period is extended for a fixed period by the Arbitrator on written notice to each party because of illness or other cause beyond the Arbitrator's control.

         (c) The decision shall determine and award costs to the successful party in the arbitration.

         (d) The decision shall be final and binding on the parties and shall not be subject to any appeal or review procedure provided that the Arbitrator has followed the rules provided herein in good faith and has proceeded in accordance with the principles of natural justice. In the event either party initiates any court proceeding in respect of the decision of the Arbitration or the matter arbitrated, such party shall, if unsuccessful in the court proceeding, shall pay the other parties costs on a solicitor/client basis plus all other reasonable expenses incurred by such other party from the date of delivery of the notice commencing arbitration to the date of determination of such court proceeding.

5.       Jurisdiction and Powers of the Arbitrator

         (a) By submitting to arbitration under these Rules, the parties shall be taken to have conferred on the Arbitrator the following jurisdiction and powers, to be exercised at the Arbitrator's discretion subject only to these Rules and the relevant law with the object of ensuring the just, expeditious, economical and final determination of the dispute referred to arbitration.

         (b) Without limiting the jurisdiction of the Arbitrator at law, the parties agree that the Arbitrator shall have jurisdiction to:

                  (i)      determine   any   question  of  law  arising  in  the
                           arbitration;

                  (ii)     determine   any  question  as  to  the   Arbitrator's
                           jurisdiction;

                  (iii) determine any question of good faith, dishonesty or fraud arising in the dispute;

                  (iv) order any party to furnish further details of that party's case, in fact or in law;

                  (v) proceed in the arbitration notwithstanding the failure or refusal of any party to comply with these Rules or with the Arbitrator's orders or directions, or to attend any meeting or hearing, but only after giving that party written notice that the Arbitrator intends to do so;

                  (vi) receive and take into account such written or oral evidence tendered by the parties as the Arbitrator determines is relevant, whether or not strictly admissible in law;

                  (vii)    make one or more interim awards;

                  (viii) hold meetings and hearings, and make a decision (including a final decision) in Toronto, Ontario or elsewhere with the concurrence of the parties thereto;

                  (ix) order the parties to produce to the Arbitrator, and to each other for inspection, and to supply copies of, any documents or other evidence or classes of documents in their possession or power which the Arbitrator determines to be relevant; and

                  (x) make interim orders to secure all or part of any amount in dispute in the arbitration.